CERTIFICATE

The undersigned, President of Volt ETF Trust, hereby certifies that the following resolution was adopted by a majority of the Board of Trustees at a meeting held on May 24, 2021, and is in full force and effect:
KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Volt ETF Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Tad Park and/or James Hong and/or Tracie A. Coop, with full power of substitution, true and lawful attorney of the Trust to execute in name, place and stead of the Trust and on behalf of the Trust any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the Trust might or could do, the Trust hereby ratifying and approving all such acts of such attorneys.

Dated: May 24, 2021

Volt ETF Trust

By:	/s/ Tad Park
Tad Park, President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Volt ETF Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or James Hong and/or Tracie A. Coop, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Tad Park is now or is on the date of such filing an Independent Trustee, President and Principal Executive Officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Tad Park, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of May 2021.

/s/ Tad Park
Tad Park
Interested Trustee, President, and Principal Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Volt ETF Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Tad Park and/or James Hong and/or Tracie A. Coop, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Thomas R. Galloway is now or is on the date of such filing an Independent Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Thomas R. Galloway, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of May 2021.

/s/ Thomas R. Galloway
Thomas R. Galloway
Interested Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Volt ETF Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Tad Park and/or Tracie A. Coop, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which James Hong is now or is on the date of such filing the Treasurer, Principal Financial Officer and Principal Accounting Officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of James Hong, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of May 2021.

/s/ James Hong
James Hong
Treasurer, Principal Financial Officer, and Principal Accouting Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Volt ETF Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Tad Park and/or James Hong and/or Tracie A. Coop, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Gary W. DiCenzo is now or is on the date of such filing an Independent Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Gary W. DiCenzo, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of May 2021.

/s/ Gary W. DiCenzo
Gary W. DiCenzo, Independent Trustee